FFTW FUNDS, INC.
        200 Park Avenue - New York, NY 10166

      NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


August 12, 1998 To the Stockholders:

The Special Meeting of Stockholders (the "Special Meeting") of International-Hedged Portfolio, an investment portfolio of FFTW Funds, Inc. (the "Fund") will be held at the offices of Fischer, Francis Trees & Watts, Inc. located at 200 Park Avenue, New York, NY 10166, on September 8, 1998, at 9:45 a.m., for the following purposes:

1. To approve or reject the change in the investment policies of the Fund's International-Hedged Portfolio and rename it as the Global Tactical Exposure Portfolio (Proposal 1).

2. To transact any other business that may properly come before the Special Meeting.

The close of business on August 12, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.


By order of the Board of Directors,



William E. Vastardis

Secretary

        WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO
ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.







                  FFTW FUNDS, INC.
        200 Park Avenue - New York, NY 10166

                   PROXY STATEMENT

         This proxy statement is furnished in connection with a solicitation by the Board of Directors of FFTW Funds, Inc. (the "Fund") of proxies to be used at the Special Meeting of Stockholders of the International-Hedged Portfolio, an investment portfolio of the Fund to be held at the offices of Fischer, Francis Trees & Watts, Inc. located at 200 Park Avenue, New York, NY 10166, at 9:45 a.m. on September 8, 1998 (and at any adjournments or postponements thereof) (the "Special Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders ("Shareholders") on or about August 23, 1998. Shareholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the change in the name and investment policies of the Fund's International-Hedged Portfolio. The close of business on August 12, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each Member is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to Shareholders for a vote. On the record date there were 8,158,479 shares outstanding. As of August 12, 1998, the Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

         The Fund provides periodic reports to all of the Shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report of the Fund, and a copy of any more recent semi-annual report, by calling
(800) 762-4848 or by writing to the Fund, c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, NY 10020.

                           PROPOSAL 1:
                  APPROVAL OF THE CHANGE IN THE NAME
              AND THE INVESTMENT POLICIES OF THE FUND'S
                  INTERNATIONAL-HEDGED PORTFOLIO

         The 1940 Act requires registered investment companies such as the Fund to adopt investment policies with regard to certain types of investments. Certain of these policies can be changed only by shareholder vote and are often referred to as "fundamental policies." The Board of Directors has approved, subject to shareholder approval, the change of the name and investment policies of the Fund's International-Hedged Portfolio (the "Portfolio").

         The investment objective of the Portfolio is to attain a high level of total return as may be consistent with the preservation of capital. The purpose for renaming the Portfolio as the Global Tactical Exposure Portfolio is to reflect more accurately the proposed investment policies and strategy to be carried out by the investment adviser in attempting to achieve the Portfolio's investment objective. Previously, the investment policies of the Portfolio focused on achieving the investment objective by "investing primarily in high-quality fixed income securities from bond markets worldwide." However, the Portfolio is being used exclusively by Fischer, Francis Trees & Watts, Inc. for the portion of its client base that seeks the incremental return that a limited exposure to the international markets may bring. In seeking to provide this tactical, limited exposure, the investment adviser will not maintain at all times an exposure to bond markets "worldwide" but will, at times, have a more tactical, less diversified exposure to the global bond markets.

         An example of the type of tactical exposure that the Portfolio would have would be an investment in a diversified international portfolio which also swaps the return of the JP Morgan Global Government Bond Index, Non-U.S. Hedged ("Bond Index") in exchange for a LIBOR-based payment to the Portfolio. The success of the strategy would be measured relative to the JP Morgan 3-Month Eurodeposit Index ("Index").

         In the opinion of the members of the Board of Directors, approval of the change of the name and investment policies of the Fund's International-Hedged Portfolio consistent with the Portfolio's investment objective and are in the best interests of the Portfolio and its shareholders. There are no changes to the fundamental investment objective of the Portfolio, nor to any of its fees and expenses.


         THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT SHAREHOLDERS  VOTE IN
FAVOR OF CHANGING THE NAME AND INVESTMENT POLICIES OF THE FUND'S INTERNATIONAL-HEDGED PORTFOLIO.

Required Vote

         Ratification of the approval of amendments to the Portfolio's fundamental restrictions and policies requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund present or represented by proxy at the Special Meeting. The Directors recommend that the Shareholders vote in favor of this Proposal 1.


             INFORMATION ABOUT THE FUND

Investment Adviser

         The Fund has engaged Fischer Francis Trees & Watts, Inc., (the "Advisor") to provide professional investment management services to the Fund pursuant to an Advisory Agreement dated February 18, 1993 which was last approved by the Board of Directors on February 11, 1998. The Advisor is a registered investment advisor under the 1940 Act. The business address of the Advisor is 200 Park Avenue New York, NY 10166.


Administrator and Principal Underwriter

         The  Fund  has  engaged Investors   Capital   Services,   Inc.   (the
"Administrator") to perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, pursuant to an Administration Agreement dated May 29, 1998. The Fund has engaged AMT Capital Securities, LLC to perform distribution services for the Fund pursuant to a Distribution Agreement dated May 29, 1998. The business address of the Administrator is 600 Fifth Avenue, 26th Floor, New York, NY 10020.

                   OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Special Meeting. If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

  FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL
                       MEETING

Solicitation of Proxies

         The cost of soliciting proxies are borne by the Fund. The Fund does not reimburse Directors, Officers, and regular employees and agents of the Advisor or the Administrator involved in the solicitation of proxies.

Quorum

         A majority of the shares entitled to vote (present in person or represented by proxy) constitutes a quorum at the Special Meeting. The shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation

         Proposal 1 requires the affirmative vote of a majority of the Fund's outstanding shares. As defined by the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the lesser of either (1) the vote of 67% or more of the Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Abstentions will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposal 1.

ADJOURNMENT

         If a sufficient number of votes in favor of the proposals contained in the Notice of Special Meeting and Proxy Statement is not received by the time scheduled for the Special Meeting, the persons named in the proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Special Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.



           EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may be solicited personally by Directors, officers, and regular employees of the Fund, the Advisor, and the Administrator. The anticipated cost of solicitation will be nominal.


By order of the Board of Directors


William E. Vastardis

Secretary
August 13, 1998






                  FFTW FUNDS, INC.
     PROXY SOLICITED ON BEHALF OF THE DIRECTORS

         The undersigned hereby appoints William E. Vastardis and Carla E. Dearing and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of FFTW Funds, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Fischer Francis Trees & Watts, Inc. located at 200 Park Avenue New York, NY 10166, on September 8, 1998 at 9:45 a.m., and at any adjournments and postponements thereof (the "Special Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                           NOTE:      Please sign exactly  as  your  name
appears  on  the  Proxy.   When  signing  as  attorney, administrator, trustee,
or corporate officer, please give full title.

                           Date:  August 13, 1998


                           Signature(s),   (Title(s), if applicable)
                           PLEASE SIGN,  DATE, AND RETURN
                           PROMPTLY  IN THE  ENCLOSED ENVELOPE




I PLAN/DO  NOT PLAN TO  ATTEND  THE  SPECIAL  MEETING
OF STOCKHOLDERS ON (insert date)

Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposals.




1.         Approval of the change the name and the            FOR               AGAINST           ABSTAIN
         investment policies of the Fund's
         International-Hedged Portfolio.

2.         To transact any other business that may properly   FOR               AGAINST           ABSTAIN
         come before the Special Meeting.



PLEASE SIGN AND DATE THIS PROXY ON THE  REVERSE  SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.